UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

HANDHELD ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124421	98-0430675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403, San Francisco, CA		94107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On February 22, 2006, Handheld Entertainment, Inc., a Delaware corporation, consummated the private placement of 82.1 units, each unit consisting of 25,000 shares of our common stock, at a purchase price of $50,000 per unit, to accredited investors pursuant to the terms of a Confidential Private Offering Memorandum, dated January 24, 2006, as supplemented. We received gross proceeds from such closing of the private placement of $4,105,000. We had previously closed on subscriptions for a total of 70 units in a private placement on February 10, 2006 and received gross proceeds of $3,500,000 from such closing, which was reported in our Current Report on Form 8-K dated February 13, 2006. The February 22, 2006 private placement is referred to herein as the “Private Placement,” and the February 10, 2006 and February 22, 2006 private placements are collectively referred to herein as the “Private Placements.” Following the closing of the Private Placement, we have terminated the offering.

The Private Placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The units and the common stock were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Of the net proceeds of the Private Placements, we intend to use approximately (i) $1,100,000 to repay outstanding payable obligations which we have accrued, (ii) $150,000 to repay a series of outstanding convertible notes (including accrued interest), approximately $24,000 of which will go to Carl Page, our Chief Technology Officer and a director, and (iii) $300,000 to pay Nekei, LLC, a California consulting company wholly owned by Tim Keating, our Chief Operating Officer, and Bill Keating, our Chairman of the Board, for consulting services provided to us. We currently intend to use the remaining proceeds primarily for general and corporate purposes, including to conduct research and development, for product manufacturing, and sales and marketing, as well as working capital to fund anticipated operating losses and capital expenditures, but have not designated any specific uses.

We believe that the net proceeds from the Private Placements available for our working capital will be sufficient to sustain our operating expenses for the next 12 months. We may need to seek additional sources of financing, including debt and equity financing, including within the next 12 months, depending on our expected cash needs and the availability of cash flow at that time. Any additional equity financing will result in dilution to the percentage ownership of our stockholders. There is no assurance that we will be able to obtain additional financing when it is needed, or that such financing, if available, can be obtained on terms favorable to us and our stockholders.

Newbridge Securities Corporation served as placement agent in connection with the Private Placement and was credited with placing 13 units. The placement agent received (1) a cash fee of $39,000 (representing 6% of the gross proceeds of the units sold by it in the Private Placement), (2) three-year warrants to purchase 16,250 shares of common stock (representing 5% of the shares sold by it in the Private Placement) at an exercise price of $2.00 per share and (3) additional three-year warrants to purchase 16,250 shares of common stock (representing 5% of the shares sold by it in the Private Placement) at an exercise price of $4.00 per share.

The foregoing description of our agreement with the placement agent does not purport to be complete and is qualified in its entirety by reference to the complete text of the placement agent agreement and form of placement agent warrant, which are filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

We have agreed to file a “resale” registration statement with the Securities and Exchange Commission (the “SEC”) covering all shares of common stock sold in the Private Placements on or before April 11, 2006. We will maintain the effectiveness of the “resale” registration statement from the effective date through and until August 10, 2007, unless all securities registered under the registration statement have been sold or are otherwise able to be sold pursuant to Rule 144, at which time exempt sales may be permitted for purchasers of the units. We have agreed to use our best efforts to have such “resale” registration statement declared effective by the SEC as soon as possible and, in any event, within 120 days after the initial filing date.

We are obligated to pay to each purchaser of units a fee of 1% per month of the purchaser’s investment, payable in cash or common stock at Fair Market Value (as defined in the registration rights agreement), in our discretion, up to a maximum of 6%, for each month (i) in excess of 60 days that the registration statement has not been filed, (ii) in excess of 21 days that we fail to respond to the initial comments of the SEC, and (iii) in which we fail to use our best efforts to cause the registration statement to be declared effective.

The foregoing description of the registration rights agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of registration rights agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Placement Agent Agreement, dated January 25, 2006, between Handheld Entertainment, Inc. and Newbridge Securities Corporation
10.2	Form of Placement Agent Warrant
10.3

Form of Handheld Entertainment, Inc. Registration Rights Agreement (incorporated herein by reference to Exhibit 10.3 to Handheld Entertainment, Inc.’s Current Report on Form 8-K filed with the SEC on February 13, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2006	HANDHELD ENTERTAINMENT, INC.

By: /s/ Jeff Oscodar
Jeff Oscodar
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Placement Agent Agreement, dated January 25, 2006, between Handheld Entertainment, Inc. and Newbridge Securities Corporation
10.2	Form of Placement Agent Warrant
10.3

Form of Handheld Entertainment, Inc. Registration Rights Agreement (incorporated herein by reference to Exhibit 10.3 to Handheld Entertainment, Inc.’s Current Report on Form 8-K filed with the SEC on February 13, 2006)